Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Investment Series
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated December 19, 2000, on the statement of assets and liabilities for Smith Barney Growth and Income Fund (the "Fund") of Smith Barney Investment Series as of October 31, 2000 and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights"in the Prospectus and "Independent Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
February 20, 2001



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Investment Series
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated December 7, 2000, on the statement of assets and liabilities for Smith Barney International Aggressive Growth Fund (the "Fund") of Smith Barney Investment Series as of October 31, 2000 and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights"in the Prospectus and "Independent Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
February 20, 2001



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Investment Series
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated December 19, 2000, on the statement of assets and liabilities for Smith Barney Large Cap Core Fund (the "Fund") of Smith Barney Investment Series as of October 31, 2000 and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights"in the Prospectus and "Independent Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
February 20, 2001



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Investment Series
We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated December 7, 2000, on the statement of assets and liabilities for the Select Small Cap Portfolio, Select Mid Cap Portfolio, Select Growth Portfolio, Select Growth and Income Portfolio and Select Government Portfolio (the "Portfolios") of Smith Barney Investment Series as of October 31, 2000 and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Portfolios as filed on Form N-30D.
We also consent to the references to our firm under the headings "Financial Highlights"in the Prospectus and "Independent Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
February 20, 2001

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